SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED APRIL 1, 2004

STATISTICAL COLLATERAL INFORMATION

FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2004-2

ASSET BACKED SECURITIES CORPORATION

Depositor

FIELDSTONE INVESTMENT CORP.

Seller

CHASE MANHATTAN MORTGAGE CORPORATION

Sub-Servicer

APRIL 1, 2004

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.  These Computational Materials are furnished to you solely by Credit Suisse First Boston LLC ("CSFB") and not by the issuer of the securities.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of CSFB, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 325-8549.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group I Collateral Summary

Aggregate Outstanding Principal Balance	$495,828,209
Aggregate Original Principal Balance	$496,313,963
Number of Mortgage Loans	2,930

	Minimum	Maximum	Average(1)
Original Principal Balance	$30,000.00	$424,000.00	$169,390.43
Outstanding Principal Balance	$29,929.24	$424,000.00	$169,224.64

	Minimum	Maximum	Weighted Average(2)
Original Term (mos)	360	360	360
Stated Remaining Term (mos)	353	360	358
Loan Age (mos)	0	7	2
Current Interest Rate	4.75%	10.45%	6.89%
Initial Interest Rate Cap(3)	2.00%	3.00%	2.98%
Periodic Rate Cap(3)	1.00%	2.00%	1.02%
Gross Margin(3)	4.75%	7.70%	5.67%
Maximum Mortgage Rate(3)	10.75%	16.45%	12.89%
Minimum Mortgage Rate(3)	4.75%	10.45%	6.89%
Months to Roll(3)	17	59	23
Original Loan-to-Value	20.69%	100.00%	82.57%
Credit Score(4)	500	800	648

		Earliest	Latest
Maturity Date:		9/1/2033	4/1/2034

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2003	21.18%
		2004	78.82%
Occupancy	Percent of Mortgage Pool	Total:	100.00%
Investment Property	6.82%
Primary Home	93.06%	Loan Purpose	Percent of Mortgage Pool
Second Home	0.13%	Purchase	58.05%
Total:	100.00%	Refinance	41.95%
		Total:	100.00%

		Property Type	Percent of Mortgage Pool
Loan Type	Percent of Mortgage Pool	Condominium	11.00%
ARM	100.00%	Planned Unit Development	13.73%
		Rowhouse	0.01%
		Single Family Attached	0.55%
		Single Family Detached	70.65%
		Townhouse	0.58%
		Two-to-Four Family	3.49%
		Total:	100.00%

(1)

Sum of Principal Balance divided by total number of loans.

(2)

Weighted by Outstanding Principal Balance.

(3)

Adjustable Rate Mortgage Loans only.

(4)

Minimum and Weighting only for loans with scores.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Mortgage Rates

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6.000% or less	348	$77,171,833.81	15.56%	5.773%	680	$221,758.14	82.56%	58.24%
6.001% to 6.500%	532	111,565,252.44	22.50	6.339	675	209,709.12	82.44	32.82
6.501% to 7.000%	716	126,098,820.82	25.43	6.828	652	176,115.67	82.55	37.39
7.001% to 7.500%	541	83,209,429.46	16.78	7.330	628	153,806.71	83.30	46.88
7.501% to 8.000%	538	71,261,327.21	14.37	7.809	611	132,456.00	83.30	49.14
8.001% to 8.500%	88	9,082,129.36	1.83	8.349	589	103,206.02	81.49	51.81
8.501% to 9.000%	97	10,944,818.05	2.21	8.767	572	112,833.18	77.28	58.90
9.001% to 9.500%	44	4,104,288.41	0.83	9.294	561	93,279.28	80.00	66.54
9.501% to 10.000%	20	2,037,616.01	0.41	9.740	563	101,880.80	75.71	76.69
10.001% to 10.500%	6	352,693.23	0.07	10.399	527	58,782.21	66.94	100.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.885% per annum.

Remaining Months to Stated Maturity

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
349 to 360	2,930	$495,828,208.80	100.00%	6.89%	648	$169,224.64	82.56%	44.07%
Total:	2,930	$495,828,208.80	100.00%	6.89%	648	$169,224.64	82.56%	44.07%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Outstanding Mortgage Loan Principal Balances ($50,000 Buckets)

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000.00 or less	120	$5,196,078.07	1.05%	7.788%	617	$43,300.65	73.74%	77.27%
$50,000.01 to $100,000.00	556	43,039,604.63	8.68	7.511	624	77,409.36	81.16	63.76
$100,000.01 to $150,000.00	670	83,394,100.03	16.82	7.222	639	124,468.81	82.07	50.37
$150,000.01 to $200,000.00	557	96,249,439.60	19.41	7.025	643	172,799.71	82.68	42.09
$200,000.01 to $250,000.00	452	101,077,881.90	20.39	6.695	653	223,623.63	82.74	42.14
$250,000.01 to $300,000.00	377	103,610,165.16	20.90	6.540	662	274,828.02	82.90	33.93
$300,000.01 to $350,000.00	192	60,895,528.23	12.28	6.572	652	317,164.21	83.85	42.76
$350,000.01 to $400,000.00	5	1,941,411.18	0.39	7.285	674	388,282.24	85.73	39.24
$400,000.01 to $450,000.00	1	424,000.00	0.09	6.750	700	424,000.00	80.00	0.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,929.24 to approximately $424,000.00 and the average outstanding principal balance of the Mortgage Loans was approximately $169,224.64.

Outstanding Mortgage Loan Principal Balances ($25,000 Buckets)

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000.00 or less	120	$5,196,078.07	1.05%	7.788%	617	$43,300.65	73.74%	77.27%
$50,000.01 to $75,000.00	249	15,945,398.66	3.22	7.749	614	64,037.75	80.02	68.75
$75,000.01 to $100,000.00	307	27,094,205.97	5.46	7.371	630	88,254.74	81.83	60.82
$100,000.01 to $125,000.00	341	38,136,178.89	7.69	7.289	636	111,836.30	82.57	53.73
$125,000.01 to $150,000.00	329	45,257,921.14	9.13	7.165	642	137,562.07	81.66	47.54
$150,000.01 to $175,000.00	312	50,457,950.68	10.18	7.062	643	161,724.20	82.60	39.81
$175,000.01 to $200,000.00	245	45,791,488.92	9.24	6.985	642	186,904.04	82.78	44.62
$200,000.01 to $225,000.00	258	54,940,760.71	11.08	6.720	653	212,948.68	82.71	40.67
$225,000.01 to $250,000.00	194	46,137,121.19	9.31	6.665	653	237,820.21	82.78	43.88
$250,000.01 to $275,000.00	189	49,531,895.35	9.99	6.546	659	262,073.52	82.61	31.92
$275,000.01 to $300,000.00	188	54,078,269.81	10.91	6.535	665	287,650.37	83.17	35.77
$300,000.01 to $325,000.00	147	46,037,599.96	9.28	6.632	649	313,180.95	83.46	40.81
$325,000.01 to $350,000.00	45	14,857,928.27	3.00	6.383	660	330,176.18	85.07	48.78
$350,000.01 to $375,000.00	1	367,625.00	0.07	7.875	669	367,625.00	85.00	100.00
$375,000.01 to $400,000.00	4	1,573,786.18	0.32	7.147	675	393,446.55	85.90	25.05
$400,000.01 to $425,000.00	1	424,000.00	0.09	6.750	700	424,000.00	80.00	0.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,929.24 to approximately $424,000.00 and the average outstanding principal balance of the Mortgage Loans was approximately $169,224.64.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Product Types

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,710	$245,357,084.33	49.48%	7.170%	631	$143,483.68	82.34%	48.37%
2/28 LIBOR IO ARM	1,069	222,844,621.38	44.94	6.604	665	208,460.82	82.93	37.69
3/27 LIBOR ARM	60	9,558,295.88	1.93	6.858	622	159,304.93	83.18	71.54
3/27 LIBOR IO ARM	29	6,342,055.77	1.28	6.667	647	218,691.58	79.40	45.52
5/1 Treasury ARM	28	3,988,484.44	0.80	6.764	664	142,445.87	80.90	46.50
5/1 Treasury IO ARM	34	7,737,667.00	1.56	6.206	697	227,578.44	81.84	55.24
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

Loan Programs

Loan Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	1,228	$234,837,885.32	47.36%	6.633%	677	$191,236.06	83.68%	30.24%
High Street	368	61,414,240.59	12.39	7.008	594	166,886.52	86.94	78.37
Main Street	711	102,811,354.41	20.74	7.471	571	144,601.06	80.93	76.66
South Street	12	2,308,406.11	0.47	6.436	652	192,367.18	59.93	27.76
Wall Street	611	94,456,322.37	19.05	6.803	694	154,593.00	79.29	21.10
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

State Distributions of Mortgaged Properties

State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	190	$25,415,309.48	5.13%	6.918%	637	$133,764.79	83.24%	53.49%
Arkansas	9	710,296.14	0.14	7.854	577	78,921.79	82.97	68.73
California	918	212,020,143.40	42.76	6.436	669	230,958.76	81.98	33.58
Colorado	161	28,293,814.35	5.71	6.770	634	175,737.98	84.48	49.42
Connecticut	2	386,725.00	0.08	8.116	653	193,362.50	87.15	100.00
Florida	121	14,914,376.50	3.01	7.268	618	123,259.31	84.33	60.13
Idaho	12	1,564,036.22	0.32	6.941	642	130,336.35	85.16	41.21
Illinois	555	86,071,987.27	17.36	7.433	633	155,084.66	83.23	50.13
Indiana	14	1,108,528.87	0.22	7.652	605	79,180.63	80.10	86.61
Iowa	71	5,618,082.99	1.13	7.952	589	79,127.93	83.99	81.10
Kansas	53	4,835,088.47	0.98	7.218	613	91,228.08	83.66	71.99
Kentucky	5	554,198.75	0.11	8.186	558	110,839.75	86.18	81.60
Louisiana	4	413,056.96	0.08	7.180	641	103,264.24	80.07	39.37
Maryland	54	10,241,978.97	2.07	7.431	645	189,666.28	82.24	45.76
Massachusetts	73	15,377,055.81	3.10	7.035	653	210,644.60	78.65	26.09
Michigan	48	7,313,916.21	1.48	7.273	611	152,373.25	84.49	59.03
Minnesota	17	2,858,111.93	0.58	7.037	613	168,124.23	81.87	56.51
Mississippi	7	658,694.99	0.13	7.084	634	94,099.28	83.07	80.66
Missouri	85	7,874,605.94	1.59	7.585	593	92,642.42	83.68	72.57
Nebraska	16	1,376,180.47	0.28	7.975	620	86,011.28	83.92	56.74
Nevada	23	3,468,671.70	0.70	7.042	670	150,811.81	79.10	28.77
New Hampshire	4	969,345.35	0.20	8.025	593	242,336.34	74.21	24.73
New Jersey	3	692,866.35	0.14	7.479	651	230,955.45	81.69	33.81
New Mexico	5	643,769.88	0.13	7.648	636	128,753.98	84.15	13.25
North Carolina	16	1,411,382.83	0.28	7.440	646	88,211.43	82.93	45.45
North Dakota	1	47,168.26	0.01	7.990	549	47,168.26	80.00	0.00
Ohio	1	94,412.04	0.02	6.350	660	94,412.04	90.00	100.00
Oklahoma	9	597,725.08	0.12	7.570	606	66,413.90	85.85	68.71
Oregon	16	2,277,683.26	0.46	7.215	606	142,355.20	84.99	58.44
Pennsylvania	10	1,211,829.46	0.24	7.425	633	121,182.95	83.81	68.87
Rhode Island	2	474,748.81	0.10	7.041	574	237,374.41	84.82	100.00
South Carolina	8	891,272.29	0.18	7.415	616	111,409.04	84.27	42.29
South Dakota	1	57,015.38	0.01	8.700	644	57,015.38	90.00	0.00
Tennessee	31	2,916,799.74	0.59	7.109	625	94,090.31	82.36	54.47
Texas	193	20,396,890.38	4.11	7.189	645	105,683.37	81.25	45.28
Utah	39	5,003,001.84	1.01	6.739	654	128,282.10	81.98	44.22
Virginia	38	7,015,075.74	1.41	7.301	645	184,607.26	82.89	38.20
Washington	91	16,558,025.31	3.34	6.835	632	181,956.32	84.26	67.91
West Virginia	2	243,545.24	0.05	7.167	616	121,772.62	77.51	60.66
Wisconsin	14	2,014,599.90	0.41	7.585	607	143,899.99	83.04	65.85
Wyoming	3	298,256.98	0.06	6.162	650	99,418.99	82.29	57.13
Washington DC	5	937,934.26	0.19	7.316	682	187,586.85	80.29	55.80
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

No more than approximately 0.81% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Loan-to-Value Ratios

Range of Original Loan-to- Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
50.00% or less	27	$3,589,599.60	0.72%	7.082%	611	$132,948.13	45.17%	56.75%
50.01% to 55.00%	7	861,179.80	0.17	7.557	562	123,025.69	53.13	92.59
55.01% to 60.00%	23	2,841,866.85	0.57	7.298	576	123,559.43	58.30	53.30
60.01% to 65.00%	48	5,319,153.83	1.07	7.291	613	110,815.70	63.09	43.36
65.01% to 70.00%	122	15,926,625.43	3.21	7.561	587	130,546.11	68.52	56.48
70.01% to 75.00%	158	20,492,648.60	4.13	7.376	596	129,700.31	73.95	62.19
75.01% to 80.00%	1,182	203,377,746.43	41.02	6.712	672	172,062.39	79.81	27.24
80.01% to 85.00%	582	109,554,737.21	22.10	6.866	651	188,238.38	84.81	34.38
85.01% to 90.00%	690	118,775,669.44	23.96	6.916	625	172,138.65	89.77	69.93
90.01% to 95.00%	82	13,576,385.51	2.74	7.376	642	165,565.68	94.75	92.12
95.01% to 100.00%	9	1,512,596.10	0.31	7.854	669	168,066.23	99.69	100.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.69% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.56%.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	1,648	$287,820,795.70	58.05%	6.717%	677	$174,648.54	82.81%	29.60%
Refinance	1,282	208,007,413.10	41.95	7.117	608	162,252.27	82.22	64.10
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Condominium	306	$54,528,690.00	11.00%	6.639%	670	$178,198.33	82.93%	35.48%
Planned Unit Development	395	68,089,176.75	13.73	6.846	649	172,377.66	82.96	44.52
Rowhouse	1	52,427.46	0.01	9.85	506	52,427.46	70.00	100.00
Single Family Attached	17	2,704,450.30	0.55	7.409	640	159,085.31	83.39	56.97
Single Family Detached	2,114	350,312,897.04	70.65	6.927	642	165,710.93	82.46	45.57
Townhouse	22	2,857,761.74	0.58	7.165	651	129,898.26	85.37	45.65
Two-to-Four Family	75	17,282,805.51	3.49	6.829	685	230,437.41	81.39	36.57
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Documentation

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Month Bank Statements	66	$10,367,394.56	2.09%	7.118%	633	$157,081.74	85.20%	0.00%
24 Month Bank Statements	88	15,774,767.51	3.18	6.888	628	179,258.72	84.60	0.00
Full Documentation	1,428	218,525,554.18	44.07	6.908	613	153,029.10	83.82	100.00
Limited Documentation	19	3,432,609.82	0.69	6.854	626	180,663.67	80.40	0.00
Stated Income Self-Employed	417	75,821,072.22	15.29	7.034	664	181,825.11	80.85	0.00
Stated Income Wage Earner	912	171,906,810.51	34.67	6.775	688	188,494.31	81.43	0.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Investment Property	268	$33,792,441.60	6.82%	7.256%	680	$126,091.20	80.85%	51.08%
Primary Home	2,658	461,408,633.43	93.06	6.857	645	173,592.41	82.69	43.61
Second Home	4	627,133.77	0.13	7.257	709	156,783.44	82.30	6.91
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary

Mortgage Loan Age Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	13	$2,278,412.80	0.46%	6.783%	647	$175,262.52	82.08%	29.75%
1	1,155	197,199,543.73	39.77	6.743	644	170,735.54	82.73	49.29
2	1,052	178,878,457.37	36.08	6.855	653	170,036.56	82.24	39.18
3	508	86,455,062.43	17.44	7.019	648	170,187.13	82.62	41.49
4	143	23,040,298.52	4.65	7.622	635	161,120.97	83.95	51.18
5	55	7,424,437.07	1.50	7.495	654	134,989.76	81.43	38.68
6	2	144,203.44	0.03	8.045	656	72,101.72	76.95	30.50
7	2	407,793.44	0.08	7.309	671	203,896.72	80.00	0.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Prepayment Penalty Term

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6 Months	54	$4,983,288.47	1.01%	7.262%	610	$92,283.12	83.09%	72.82%
12 Months	14	2,191,236.18	0.44	6.960	652	156,516.87	85.42	69.29
18 Months	1	86,658.65	0.02	10.450	522	86,658.65	70.00	100.00
24 Months	1,886	339,775,038.75	68.53	6.699	654	180,156.44	82.44	40.25
30 Months	87	11,222,399.20	2.26	6.848	624	128,993.09	83.40	54.15
36 Months	111	21,477,579.08	4.33	6.485	668	193,491.70	81.26	53.74
None	777	116,092,008.47	23.41	7.486	631	149,410.56	83.03	50.75
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
500 or less	3	$388,115.05	0.08%	8.073%	500	$129,371.68	78.44%	100.00%
501 to 525	113	16,000,152.34	3.23	7.737	515	141,594.27	79.42	90.01
526 to 550	241	34,366,091.62	6.93	7.579	539	142,597.89	79.79	82.17
551 to 575	255	36,681,213.83	7.40	7.404	563	143,847.90	83.63	79.70
576 to 600	227	34,262,005.73	6.91	7.198	588	150,933.95	82.27	70.33
601 to 625	243	40,202,738.34	8.11	6.957	614	165,443.37	83.59	73.71
626 to 650	372	62,909,482.23	12.69	6.959	638	169,111.51	84.13	53.22
651 to 675	499	90,391,913.33	18.23	6.785	664	181,146.12	82.99	27.40
676 to 700	423	79,534,784.19	16.04	6.601	687	188,025.49	82.31	18.44
701 to 725	271	49,350,556.02	9.95	6.521	712	182,105.37	82.48	18.32
726 to 750	155	28,869,624.94	5.82	6.388	738	186,255.64	82.34	18.21
751 to 775	94	17,488,514.81	3.53	6.272	760	186,048.03	81.61	23.89
776 to 800	34	5,383,016.37	1.09	6.748	785	158,324.01	80.37	21.28
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 800 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Credit Grade

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	2,219	$390,594,626.32	78.78%	6.746%	668	$176,022.81	82.69%	34.17%
A-	181	26,451,788.81	5.33	7.350	571	146,142.48	82.63	75.17
A+	122	23,366,339.71	4.71	6.674	644	191,527.37	88.41	73.01
B	162	22,460,685.04	4.53	7.630	550	138,646.20	79.10	85.30
B+	125	17,875,675.26	3.61	7.223	547	143,005.40	85.99	88.79
C	99	12,459,283.30	2.51	8.306	540	125,851.35	72.16	83.90
D	22	2,619,810.36	0.53	9.320	536	119,082.29	66.74	100.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

Margins

Range of Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501% to 5.000%	9	$2,087,951.22	0.42%	4.933%	698	$231,994.58	80.75%	100.00%
5.001% to 5.500%	1,395	261,465,565.62	52.73	6.698	645	187,430.51	83.41	57.07
5.501% to 6.000%	821	145,439,234.06	29.33	6.908	659	177,148.88	82.15	25.33
6.001% to 6.500%	704	86,692,035.18	17.48	7.452	637	123,142.10	80.75	35.03
7.501% to 8.000%	1	143,422.72	0.03	7.850	651	143,422.72	85.00	0.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.750% per annum to 7.700% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.673% per annum.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12.000 or less	348	$77,171,833.81	15.56%	5.773%	680	$221,758.14	82.56%	58.24%
12.001 to 12.500	532	111,565,252.44	22.50	6.339	675	209,709.12	82.44	32.82
12.501 to 13.000	716	126,098,820.82	25.43	6.828	652	176,115.67	82.55	37.39
13.001 to 13.500	541	83,209,429.46	16.78	7.330	628	153,806.71	83.30	46.88
13.501 to 14.000	538	71,261,327.21	14.37	7.809	611	132,456.00	83.30	49.14
14.001 to 14.500	88	9,082,129.36	1.83	8.349	589	103,206.02	81.49	51.81
14.501 to 15.000	97	10,944,818.05	2.21	8.767	572	112,833.18	77.28	58.90
15.001 to 15.500	44	4,104,288.41	0.83	9.294	561	93,279.28	80.00	66.54
15.501 to 16.000	20	2,037,616.01	0.41	9.740	563	101,880.80	75.71	76.69
16.001 to 16.500	6	352,693.23	0.07	10.399	527	58,782.21	66.94	100.00
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.885% per annum.

Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
September 2005	2	$407,793.44	0.08%	7.309%	671	$203,896.72	80.00%	0.00%
October 2005	2	144,203.44	0.03	8.045	656	72,101.72	76.95	30.50
November 2005	52	6,830,262.07	1.38	7.598	650	131,351.19	81.51	36.40
December 2005	140	22,647,108.46	4.57	7.613	636	161,765.06	84.03	50.33
January 2006	483	82,985,434.64	16.74	7.020	648	171,812.49	82.71	41.45
February 2006	1,005	169,679,464.75	34.22	6.864	652	168,835.29	82.33	38.96
March 2006	1,082	183,229,026.11	36.95	6.766	644	169,342.91	82.74	47.79
April 2006	13	2,278,412.80	0.46	6.783	647	175,262.52	82.08	29.75
November 2006	3	594,175.00	0.12	6.310	703	198,058.33	80.47	64.89
December 2006	3	393,190.06	0.08	8.110	580	131,063.35	78.85	100.00
January 2007	16	1,995,157.65	0.40	7.212	619	124,697.35	81.37	57.44
February 2007	26	5,267,902.70	1.06	6.752	635	202,611.64	81.09	45.79
March 2007	41	7,649,926.24	1.54	6.658	630	186,583.57	82.39	70.43
January 2009	9	1,474,470.14	0.30	6.706	703	163,830.02	79.67	22.04
February 2009	21	3,931,089.92	0.79	6.606	689	187,194.76	79.86	39.94
March 2009	32	6,320,591.38	1.27	6.192	680	197,518.48	82.99	66.98
Total:	2,930	$495,828,208.80	100.00%	6.885%	648	$169,224.64	82.56%	44.07%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CSFB Contacts

	NAME	PHONE EXTENSION
Asset Finance:	Brendan J. Keane	(212) 325-6459
	Boris Grinberg	(212) 325-4375
	Kenny Rosenberg	(212) 325-3587
	Saumil Patel	(212) 325-5945
	David Steinberg – Collateral	(212) 325-2774
	Balazs Foldvari – Structuring	(212) 538-3546

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Melissa Simmons	(212) 325-8549
	Jim Drvostep	(212) 325-8549

Asset Backed Research:	Rod Dubitsky	(212) 325-4740
	Jeff Zhang	(212) 325-3565
	Chris Fenske	(212) 325-0369